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[logo] CDC NVESTFUNDS
       CDC IXIS Asset Management Distributors

CDC NVEST MUNICIPAL INCOME FUND

CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                     WHERE
                                     THE
                                     BEST
                                     MINDS
                                     MEET(R)

[graphic omitted]


SEMIANNUAL REPORT
JUNE 30, 2001

RISKS OF THE CDC NVEST TAX FREE INCOME FUNDS

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC Nvest Municipal Income Fund may invest a portion of assets in lower rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). This portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed.

CDC Nvest Massachusetts Tax Free Income Fund is non-diversified, meaning that it concentrates its assets in a single state's securities, which can significantly affect your fund's performance and the value of your investment. The fund may invest a portion of assets in lower rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and Massachusetts state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). This portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed.

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
-------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SEMIANNUAL REPORT JUNE 30, 2001
--------------------------------------------------------------------------------

President's Letter.....................................................  i
Economic Update........................................................  1
Portfolio Manager's Commentary and Performance
   CDC Nvest Municipal Income Fund.....................................  2
   CDC Nvest Massachusetts Tax Free Income Fund........................  4
Financial Statements
Schedules of Investments
   CDC Nvest Municipal Income Fund.....................................  7
   CDC Nvest Massachusetts Tax Free Income Fund........................  9
Statements of Assets and Liabilities................................... 11
Statements of Operations............................................... 12
Statements of Changes in Net Assets.................................... 13
Financial Highlights................................................... 14
Notes to Financial Statements.......................................... 16

--------------------------------------------------------------------------------
                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

                                                                     AUGUST 2001
--------------------------------------------------------------------------------

[photo of John T. Hailer]

John T. Hailer
President and Trustee
CDC Nvest Funds

Dear Shareholder:

As a multi-manager fund group that draws its investment talent from a diverse pool of investment managers, CDC Nvest Funds recently conducted a survey of our portfolio managers. The survey illustrated something we've been saying all along: the Best Minds we draw on to manage our funds don't always think alike. When we surveyed 29 mutual fund managers and teams at 10 different firms, we learned they held diverging views on everything from leading industry sectors to inflation estimates for the second half of 2001.

Current market conditions have erased obvious trends and standard predictions, showing more clearly the extent to which investment managers' views can differ. Ever since the year 2000 brought an end to the longest economic expansion in peacetime history, investors have been re-learning an old, time-tested lesson: asset allocation is one of the best ways to build for your future. Jumping from fund to fund chasing yesterday's winners doesn't work.

For example, during the six months ended June 30, 2001, only small-cap value indices showed gains on the equity side. Aggressive growth stocks - the big winners in 1999 - continued to slump. Meanwhile, high-yield bond prices enjoyed a strong recovery early in the year, only to decline again in June. What's next? In our survey, the consensus of the managers who participated believe the stock market will show modest gains for the second half of 2001, but they were evenly split over whether the technology sector would lag or outperform the market for the balance of the year.

What sets CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security. If you've ever wondered how the performance of other funds in our lineup compared to your fund's results, the new format we are introducing with this series of shareholder reports may help. By grouping comparable funds in a single book, we've made it easier for you to view a "snapshot" of each fund manager's strategies and investments.

Everyone needs a portfolio tailored to his or her unique needs and characteristics - one with the right combination of stocks seeking growth or value from large-, mid- and small-cap companies; corporate, government and municipal bonds; domestic and international securities; and such basics as money market funds. Our new format not only enables us to reduce fund expenses, it's designed to help you and your financial adviser review your asset allocation plan and determine any adjustments you may need to make. This information and more is also available on our website, www.cdcnvestfunds.com.

As part of a large, multi-national financial firm - CDC IXIS Asset Management - we have new resources and access to more Best Minds, and we are working on more new products and services aimed at helping you and your financial adviser build a diversified, all-market portfolio. As an affiliate of one of the 25 largest investment management firms in the world, with approximately $286 billion* in assets under management, we hope you share our confidence for the future.

Sincerely yours,

/s/ John T. Hailer

*As of June 30, 2001.

[callout]

"What sets CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security."

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                                ECONOMIC UPDATE
--------------------------------------------------------------------------------

                                                                     AUGUST 2001
--------------------------------------------------------------------------------

While U.S. manufacturers retrench and unemployment creeps higher, consumers are pushing slowly ahead. Leading economic indicators have turned modestly positive, led by resilient consumers whose confidence in their business and job prospects moved up in May and again in June, according to the Conference Board. Consumer confidence is viewed as a key indicator because spending by individuals accounts for about two-thirds of U.S. economic output. Homebuilding has been another area of persistent strength despite mortgage rates that have remained relatively high.

Corporate retrenchment is the result of slumping profits, which also depressed stock prices. Damage to earnings has been greatest in technology, where swollen inventories have only now begun to shrink, and in telecommunications, where overbuilding has left much costly new capacity idle.

Meanwhile, international trade has been weak because the U.S. economy is the world's best customer. Much of what we buy - or don't buy - is produced abroad. Global markets turned in mixed results overall.

LOWER RATES ARE STARTING TO MAKE AN IMPACT

After six closely spaced interest-rate cuts in the first six months of 2001, the Federal Reserve Board has brought down the Discount Rate by 2.75% since January, in a series of moves that reversed its moves during the first half of 2000. (The Discount Rate - the only rate the Board controls directly - is the interest rate the Fed charges banks on short-term loans.)

Investors reacted to lower rates by putting money to work in stocks and bonds. Cash reserves currently barely earn enough to offset underlying inflation, now around 3.6%. Low interest rates also encourage business investment.

After dropping sharply in February and March, most stock market indices began a steep climb in April, only to sag in June and close the period at or below their levels at the beginning of the year. While no one can state definitively that the low point is behind us, encouraging signs include increased investor participation as stock prices were rising.

A further impact of lower rates has been to reduce yields on short-term Treasury bills. Longer-term Treasuries fell in price and their yields moved higher, implying higher rates to come if economic growth resumes. Municipal bonds performed well as higher tax revenues strengthened the finances of many of the nation's cities and towns. On the other hand, high-yield bonds were volatile and offered mixed results.

LOOKING AHEAD

Except for energy and utility companies, second-quarter corporate earnings were largely disappointing and third quarter earnings may be weak as well. Nevertheless, investors have driven up stock prices in the heavy industry, basic materials and retail sectors, all of which should benefit from a rebounding economy.

Uncertainties surrounding the current economic situation are considerable. This summer's tax rebates, together with lower interest rates and falling energy costs, may stimulate consumer spending. In the past, market rallies often have followed tax cuts.

In summary, interest rates are lower, inflation is moderate and taxes are coming down. This may be the right mix of ingredients for renewed economic growth late this year or early next.

               FEDERAL RESERVE BOARD'S CHANGES IN INTEREST RATES
                 DISCOUNT RATE: 2000 THROUGH FIRST HALF OF 2001

                    12/31/99               5.00%
                     1/31/00               5.00%
                     2/29/00               5.25%
                     3/31/00               5.50%
                     4/30/00               5.50%
                     5/31/00               6.00%
                     6/30/00               6.00%
                     7/31/00               6.00%
                     8/31/00               6.00%
                     9/30/00               6.00%
                    10/31/00               6.00%
                    11/30/00               6.00%
                    12/31/00               6.00%
                     1/31/01               5.00%
                     2/28/01               5.00%
                     3/31/01               4.50%
                     4/30/01               4.00%
                     5/31/01               4.00%
                     6/30/01               3.75%

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                        CDC NVEST MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                           INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Effective in June, Loomis Sayles became porfolio manager of this fund.

Q.  HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Municipal Income Fund was 2.37% at net asset value, including $0.19 in reinvested dividends. For the same period, the fund's benchmark, Lehman Brothers Municipal Bond Index, returned 2.88% while Morningstar Muni National Long Fund Average returned 2.55%.

As of June 30, your Fund's 30-day SEC yield for Class A shares was 4.49%, which is equivalent to a taxable yield of 7.43%, based on the 39.6% maximum federal tax rate.

Q.  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR FIXED-INCOME SECURITIES?

Faced with a weakening economy, the Federal Reserve Board cut short-term interest rates six times in as many months, reducing rates by a cumulative 2.75%. Although the bond market in general - including tax-exempt securities - benefited as bond prices rose, most gains were in the short end of the market. The rate cuts actually caused yields on long-term bonds to remain flat or inch up, as some investors became concerned that the Fed's actions might rekindle inflation.

Meanwhile, the supply of high-quality municipal bonds rose by 39% during the period, but strong demand provided price support. Economic uncertainty and the stock market's ongoing volatility has caused many investors to focus on wealth preservation more than wealth creation, increasing the demand for fixed-income securities in general, and municipal bonds in particular.

Q.  WHAT STRATEGIES DID THE FUND USE?

We lengthened the fund's maturity to lock in higher yields and position the fund for potential price appreciation as interest rates declined. The fund's relatively long maturity caused it to underperform its benchmark and peer group by a small margin during the first half of 2001, but we believe this strategy should benefit shareholders in the long run.

Even though they have performed well for the fund, we also began to shift assets out of states like New York, with the highest tax rates, into municipal bonds issued in states with low or no income taxes, including Washington and Texas. We believe these bonds are attractively priced and provide good upside potential.

In an effort to increase the fund's income, we focused on high-coupon, callable bonds that offered a yield advantage over non-callable issues. Callable bonds give the issuer the right to call the bonds, repaying principal prior to the call date. To compensate the bond buyer for the risk of early repayment, the issuer may offer a higher yield than is available on com-parable, non-callable bonds.

Finally, we emphasized higher quality bonds. Issues rated A to AAA accounted for nearly 70% of the portfolio as of June 30 - up from 65% of assets at the beginning of the year. Especially in a slower economy, we believe that higher quality bonds offer better relative value because of the superior creditworthiness of the issuers.

Q.  WHAT IS YOUR CURRENT OUTLOOK FOR MUNICIPAL BONDS?

The Fed's most recent rate cut in June left the door open for further action if the economy fails to pick up steam. We believe many of the trends that foster strong bond performance - measured economic growth, low inflation and steady to declining interest rates - will remain in place. If so, short-term interest rates should remain fairly stable. However, we expect the difference between long- and short-term yields to narrow slightly by year-end, which would mean that long-term bonds would outperform shorter-term instruments. This should benefit CDC Nvest Municipal Income Fund.

                                                              PORTFOLIO PROFILE
-------------------------------------------------------------------------------

OBJECTIVE:
-------------------------------------------------------------------------------
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital.

STRATEGY:
Invests at least 80% of its assets in municipal securities, including those of states, other political subdividsions of the United States and local governments.
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INCEPTION DATE:
May 9, 1977
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MANAGER:
Kent P. Newmark
Loomis, Sayles &
   Company, L.P.
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SYMBOLS:
Class A           NEFTX
Class B           NETBX
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NET ASSETVALUE
PER SHARE:
(JUNE 30, 2001)
Class A           $7.38
Class B            7.38
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

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------
PERFORMANCE IN PERSPECTIVE The charts comparing CDC Nvest Municipal Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                          JUNE 1991 THORUGH JUNE 2001

                         NET               MAXIMUM         LEHMAN BROTHERS
                        ASSET               SALES             MUNICIPAL
                       VALUE(1)            CHARGE(2)         BOND INDEX(4)
--------------------------------------------------------------------------------
      6/30/1991        $10,000             $ 9,550             $10,000
                        10,139               9,683              10,122
                        10,275               9,812              10,256
                        10,400               9,932              10,389
                        10,522              10,049              10,482
                        10,551              10,076              10,512
                        10,846              10,358              10,738
                        10,816              10,330              10,762
                        10,832              10,344              10,766
                        10,846              10,358              10,770
                        10,928              10,436              10,866
                        11,080              10,581              10,994
      6/30/1992         11,285              10,777              11,179
                        11,667              11,142              11,514
                        11,488              10,971              11,401
                        11,525              11,006              11,475
                        11,328              10,818              11,363
                        11,621              11,098              11,566
                        11,789              11,258              11,684
                        11,886              11,351              11,820
                        12,349              11,793              12,248
                        12,212              11,662              12,118
                        12,353              11,797              12,240
                        12,411              11,853              12,309
      6/30/1993         12,622              12,054              12,514
                        12,637              12,068              12,531
                        12,902              12,321              12,791
                        13,026              12,439              12,937
                        13,056              12,469              12,962
                        12,925              12,344              12,848
                        13,223              12,628              13,119
                        13,379              12,777              13,268
                        12,996              12,411              12,925
                        12,357              11,801              12,399
                        12,396              11,839              12,504
                        12,521              11,958              12,613
      6/30/1994         12,441              11,881              12,536
                        12,670              12,100              12,765
                        12,710              12,138              12,810
                        12,489              11,927              12,622
                        12,214              11,664              12,397
                        11,850              11,317              12,173
                        12,162              11,615              12,440
                        12,586              12,020              12,796
                        13,023              12,437              13,169
                        13,192              12,598              13,320
                        13,217              12,622              13,336
                        13,586              12,974              13,761
      6/30/1995         13,411              12,808              13,642
                        13,528              12,919              13,771
                        13,627              13,014              13,946
                        13,727              13,109              14,034
                        13,919              13,293              14,238
                        14,149              13,513              14,474
                        14,258              13,616              14,613
                        14,370              13,724              14,724
                        14,284              13,641              14,624
                        14,121              13,486              14,437
                        14,091              13,457              14,396
                        14,079              13,446              14,390
      6/30/1996         14,240              13,600              14,547
                        14,344              13,699              14,680
                        14,333              13,688              14,677
                        14,574              13,918              14,882
                        14,738              14,075              15,050
                        14,962              14,288              15,326
                        14,917              14,246              15,261
                        14,933              14,261              15,290
                        15,065              14,387              15,431
                        14,873              14,204              15,226
                        14,982              14,308              15,354
                        15,151              14,470              15,584
      6/30/1997         15,362              14,671              15,751
                        15,777              15,067              16,187
                        15,683              14,977              16,035
                        15,814              15,103              16,226
                        15,926              15,209              16,330
                        15,975              15,257              16,426
                        16,196              15,468              16,666
                        16,397              15,659              16,837
                        16,447              15,707              16,842
                        16,472              15,731              16,858
                        16,394              15,656              16,782
                        16,570              15,825              17,047
      6/30/1998         16,641              15,892              17,113
                        16,669              15,918              17,156
                        16,890              16,130              17,422
                        17,026              16,260              17,640
                        16,968              16,204              17,640
                        17,040              16,273              17,702
                        17,059              16,292              17,746
                        17,227              16,452              17,957
                        17,191              16,418              17,878
                        17,198              16,424              17,903
                        17,249              16,473              17,948
                        17,189              16,415              17,844
      6/30/1999         16,994              16,229              17,587
                        17,045              16,278              17,650
                        16,871              16,112              17,509
                        16,878              16,119              17,516
                        16,634              15,885              17,327
                        16,790              16,034              17,510
                        16,589              15,843              17,379
                        16,501              15,758              17,304
                        16,683              15,933              17,505
                        16,940              16,177              17,888
                        16,846              16,088              17,783
                        16,799              16,043              17,690
      6/30/2000         17,106              16,336              18,159
                        17,295              16,517              18,412
                        17,533              16,744              18,695
                        17,486              16,699              18,598
                        17,630              16,836              18,801
                        17,750              16,952              18,943
                        18,043              17,231              19,411
                        18,168              17,351              19,604
                        18,197              17,378              19,666
                        18,347              17,521              19,843
                        18,151              17,334              19,629
                        18,324              17,499              19,841
      6/30/2001         18,471              17,640              19,974


The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
--------------------------------------------------------------------------------
CLASS A (Inception 5/9/77)       6 MONTHS     1 YEAR    5 YEARS    10 YEARS
Net Asset Value(1)                 2.37%       7.98%     5.34%       6.33%
With Maximum Sales Charge(2)      -2.26        3.12      4.37        5.84
--------------------------------------------------------------------------------
CLASS B (Inception 9/13/93)      6 MONTHS     1 YEAR   5 YEARS  SINCE INCEPTION
Net Asset Value(1)                 1.99%       7.17%     4.56%       3.76%
With CDSC(3)                      -3.00        2.17      4.22        3.76
--------------------------------------------------------------------------------

                                                                          SINCE
                                                                         FUND'S
                                                                         CLASS B
COMPARATIVE PERFORMANCE          6 MONTHS   1 YEAR   5 YEARS  10 YEARS   INCEPT.
Lehman Muncipal Bond Index(4)      2.88%     9.98%    6.54%     7.16%     5.76%
Morningstar Muni National
  Long Fund Avg.(5)                2.55      8.98     5.35       6.48     4.60
Lipper General Municipal
  Debt Funds Avg.(6)               2.41      9.23     5.43       6.49     4.72

                                                      YIELDS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
                                  CLASS A   CLASS B
SEC 30-day yield(7)                4.49%     3.95%
Taxable equivalent yield(8)        7.43      6.54


NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market. You may not invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Muni National Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(6) Lipper General Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

(7) SEC30-Day Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 39.6%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax.

                                                                  CREDIT QUALITY
--------------------------------------------------------------------------------
A                        12.3%
AA                       20.0%
AAA                      33.9%
BB                        3.3%
BBB                      24.5%
NR                        6.0%
--------------------------------------------------------------------------------
Credit quality is based on bond ratings from Standard & Poor's

                                                              EFFECTIVE MATURITY
--------------------------------------------------------------------------------
Less than 1 year          4.5%
1-5 years                25.0%
6-10 years               13.9%
10+ years                56.6%
--------------------------------------------------------------------------------
Average effective maturity: 14.5 years

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                  CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND
-------------------------------------------------------------------------------

                                          INTERVIEW WITH YOUR PORTFOLIO MANAGER
-------------------------------------------------------------------------------
Effective in June, Loomis Sayles became portfolio manager of this fund.

Q.  HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Massachusetts Tax Free Income Fund was 1.32% at net asset value, including $0.39 in reinvested dividends. For the same period, the fund's benchmark, Lehman Brothers Municipal Bond Index, returned 2.88% while Morningstar Muni Single State Long Fund Average returned 2.34%.

The 30-day SEC yield for CDC Nvest Massachusetts Tax Free Income Fund Class A shares was 4.58%, which is equivalent to a taxable yield of 8.00%, based on the combined federal and Massachusetts state income tax rate of 42.98%.

Q.  WHAT WAS THE ENVIRONMENT LIKE FOR MUNICIPAL BONDS?

In an effort to address the deteriorating economy, the Federal Reserve Board launched an aggressive program of cutting interest rates, beginning on January 3, 2001. While yields on short- and intermediate-term municipal bonds declined with the rest of the fixed-income market, yields on long-term bonds remained high and prices were flat to slightly up. Your fund's longer overall maturity caused it to lag during the first half of 2001, but we believe shareholders should benefit in the long run.

Although the supply of high-quality, tax-exempt issues was heavy during the period, strong demand helped to support prices. Concerns about the economy and the volatility of the stock market continue to fuel demand for fixed-income securities - particularly municipal bonds, which pay interest that is free from income tax. Your fund's current yield - equivalent to 8% on a taxable bond fund
- speaks for itself.

Q.  HOW DID THE FUND RESPOND?

Since the slowing economy and rising unemployment has been especially hard on the technology sector - a major part of Massachusetts' economy - we felt it was important to maintain a relatively high credit quality. Municipal bonds rated A to AAA accounted for nearly 68% of the fund's assets at the end of June.

In general, Loomis Sayles strives to identify the best prospects for income and price appreciation, and then invest early, before they are recognized by the marketplace. We rely on our research staff to uncover promising opportunities and sometimes to work directly with bond issuers to resolve issues. One security that has been in the portfolio for some time - Concord Assabet Family Services - found itself in difficulty after attempting to expand too quickly. This human services organization's bonds were downgraded twice in the first half of the year and sank in value. However, our analysts are working with the organization and others, and believe the situation may be resolved or improved later this year.

Q.  WHAT IS YOUR CURRENT OUTLOOK?

Nationally, the Fed may be at or near the end of its program of cutting interest rates, which would allow short-term rates to stabilize near current levels for the balance of the year, and possibly beyond. If this occurs, we expect the difference between long- and short-term yields to narrow slightly by year-end, with long bonds outperforming short-term issues. We also expect the pace of new issues in the municipal markets to begin to slow from the current high levels, putting upward pressure on prices. This should benefit shareholders of CDC Nvest Massachusetts Tax Free Income Fund.

                                                              PORTFOLIO PROFILE
-------------------------------------------------------------------------------
OBJECTIVE:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes
-------------------------------------------------------------------------------

STRATEGY:
Invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams
--------------------------------------------------------------------------------

INCEPTION DATE:
March 23, 1984
--------------------------------------------------------------------------------

MANAGER:
Kent P. Newmark
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

SYMBOLS:
Class A           NEFMX
Class B           NEMBX
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)

Class A          $15.88
Class B           15.84
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2001
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Massachusetts Tax Free Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                          JUNE 1991 THORUGH JUNE 2001

                         NET               MAXIMUM         LEHMAN BROTHERS
                        ASSET               SALES             MUNICIPAL
                       VALUE(1)            CHARGE(2)         BOND INDEX(4)
--------------------------------------------------------------------------------
      6/30/1991        $10,000            $ 9,575            $10,000
                        10,145              9,714             10,122
                        10,249              9,813             10,256
                        10,363              9,922             10,389
                        10,454             10,010             10,482
                        10,490             10,045             10,512
                        10,685             10,231             10,738
                        10,735             10,279             10,762
                        10,777             10,319             10,766
                        10,785             10,327             10,770
                        10,859             10,398             10,866
                        10,999             10,531             10,994
      6/30/1992         11,192             10,717             11,179
                        11,553             11,062             11,514
                        11,410             10,925             11,401
                        11,465             10,977             11,475
                        11,284             10,805             11,363
                        11,545             11,054             11,566
                        11,654             11,159             11,684
                        11,798             11,297             11,820
                        12,247             11,726             12,248
                        12,137             11,621             12,118
                        12,269             11,747             12,240
                        12,344             11,820             12,309
      6/30/1993         12,562             12,028             12,514
                        12,565             12,031             12,531
                        12,828             12,283             12,791
                        12,971             12,420             12,937
                        12,987             12,435             12,962
                        12,868             12,321             12,848
                        13,099             12,542             13,119
                        13,272             12,708             13,268
                        12,927             12,378             12,925
                        12,298             11,776             12,399
                        12,328             11,804             12,504
                        12,442             11,913             12,613
      6/30/1994         12,332             11,808             12,536
                        12,572             12,038             12,765
                        12,598             12,063             12,810
                        12,388             11,861             12,622
                        12,089             11,575             12,397
                        11,797             11,296             12,173
                        12,134             11,618             12,440
                        12,548             12,014             12,796
                        12,957             12,406             13,169
                        13,050             12,496             13,320
                        13,071             12,515             13,336
                        13,484             12,911             13,761
      6/30/1995         13,274             12,710             13,642
                        13,367             12,799             13,771
                        13,527             12,952             13,946
                        13,621             13,042             14,034
                        13,849             13,260             14,238
                        14,120             13,520             14,474
                        14,298             13,691             14,613
                        14,344             13,735             14,724
                        14,201             13,598             14,624
                        14,024             13,428             14,437
                        13,983             13,389             14,396
                        14,002             13,407             14,390
      6/30/1996         14,135             13,534             14,547
                        14,241             13,636             14,680
                        14,235             13,630             14,677
                        14,457             13,842             14,882
                        14,609             13,988             15,050
                        14,859             14,228             15,326
                        14,761             14,134             15,261
                        14,788             14,159             15,290
                        14,930             14,295             15,431
                        14,760             14,133             15,226
                        14,880             14,248             15,354
                        15,092             14,451             15,584
      6/30/1997         15,250             14,601             15,751
                        15,683             15,017             16,187
                        15,538             14,878             16,035
                        15,744             15,075             16,226
                        15,821             15,149             16,330
                        15,917             15,240             16,426
                        16,137             15,451             16,666
                        16,267             15,576             16,837
                        16,245             15,554             16,842
                        16,199             15,511             16,858
                        16,142             15,456             16,782
                        16,391             15,694             17,047
      6/30/1998         16,448             15,749             17,113
                        16,458             15,758             17,156
                        16,720             16,009             17,422
                        16,905             16,186             17,640
                        16,836             16,121             17,640
                        16,866             16,149             17,702
                        16,930             16,210             17,746
                        17,124             16,396             17,957
                        17,046             16,322             17,878
                        17,026             16,302             17,903
                        17,076             16,351             17,948
                        16,965             16,244             17,844
      6/30/1999         16,689             15,980             17,587
                        16,749             16,037             17,650
                        16,511             15,809             17,509
                        16,462             15,762             17,516
                        16,232             15,542             17,327
                        16,375             15,679             17,510
                        16,231             15,541             17,379
                        16,099             15,414             17,304
                        16,299             15,606             17,505
                        16,604             15,899             17,888
                        16,529             15,827             17,783
                        16,464             15,764             17,690
      6/30/2000         16,795             16,082             18,159
                        17,009             16,286             18,412
                        17,222             16,490             18,695
                        17,154             16,425             18,598
                        17,292             16,557             18,801
                        17,365             16,627             18,943
                        17,734             16,981             19,411
                        17,796             17,039             19,604
                        17,858             17,099             19,666
                        17,853             17,094             19,843
                        17,669             16,918             19,629
                        17,840             17,082             19,841
      6/30/2001         17,968             17,204             19,974

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                    AVERAGE ANNUAL TOTAL RETURNS-- JUNE 30, 2001
--------------------------------------------------------------------------------

CLASS A (Inception 3/23/84)     6 MONTHS(4)   1 YEAR(4)   5 YEARS(4)     10 YEARS(4)
Net Asset Value(1)                1.32%        6.98%       4.92%           6.03%
With Maximum Sales Charge(2)     -2.98         2.46        4.01            5.57

CLASS B (Inception 9/13/93)    6 MONTHS(4)    1 YEAR(4)   5 YEARS(4)  SINCE INCEPTION(4)
Net Asset Value(1)                0.92%        6.30%       4.23%           3.54%
With CDSC(3)                     -4.02         1.30        3.90            3.54

                                                                                        SINCE
                                                                                        FUND'S
                                                                                        CLASS B
COMPARATIVE PERFORMANCE        6 MONTHS       1 YEAR      5 YEARS        10 YEARS      INCEPTION
Lehman Municipal Bond Index(5)    2.88%        9.98%       6.54%           7.16%         5.76%
Morningstar Muni Single State
   Long Fund Avg.(6)              2.34         9.20        5.38            6.46          4.57
Lipper MA Municipal Debt
   Funds Average(7)               2.26         9.56        5.43            6.58          4.67

                                                      YIELDS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
                                CLASS A      CLASS B
SEC 30-day yield(8)              4.58%        4.14%
Taxable equivalent yield(9)      8.00         7.24

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.25%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Fund performance has been increased by voluntary expense waivers, without which performance would have been lower.

(5) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(6) Morningstar Muni Single State Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(7) Lipper Massachusetts Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

(8) SEC yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(9) Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 42.98%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.


                                                  PORTFOLIO AS OF JUNE 30, 2001
-------------------------------------------------------------------------------

                                                                 CREDIT QUALITY
-------------------------------------------------------------------------------

A                                    8.0%
AA                                   7.0%
AAA                                 52.7%
BB                                   5.5%
BBB                                  8.5%
NR                                  18.3%

                              AVERAGE QUALITY: AA
--------------------------------------------------------------------------------
Credit quality is based on bond ratings from Standard & Poor's

                                                              EFFECTIVE MATURITY
--------------------------------------------------------------------------------

LESS THAN 1 YEAR                    13.6%
1-5 YEARS                           15.6%
6-10 YEARS                          25.5%
10+ YEARS                           45.3%

                     AVERAGE EFFECTIVE MATURITY: 10.6 YEARS
--------------------------------------------------------------------------------

                                   FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------
                MUNICIPAL INCOME FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001 (Unaudited)

TAX EXEMPT OBLIGATIONS-- 98.3% OF TOTAL NET ASSETS
                                                           RATINGS (c)
                                                        -------------------
   PRINCIPAL                                                       STANDARD
    AMOUNT    DESCRIPTION                                MOODY'S   & POOR'S        VALUE (a)
----------------------------------------------------------------------------------------------
              ALASKA -- 0.3%
$    405,000  Alaska State Housing Finance
              Corp. Revenue Bond,
              6.500%, 6/01/2034, (MBIA insured) ......     Aaa       AAA       $      413,161
                                                                               --------------
              CALIFORNIA -- 15.9%
   2,000,000  California Pollution Control
              Finance Authority Revenue Bond,
              7.150%, 2/01/2011 ......................     Ba1       BBB            2,077,500
   3,000,000  California State,
              4.250%, 10/01/2026 .....................     Aaa       AAA            2,503,830
   2,000,000  California State General
              Obligation Bond,
              5.125%, 6/01/2027 ......................     Aa3       A+             1,920,960
   4,000,000  Foothill/Eastern Transportation
              Corridor Agency Revenue Bond,
              6.500%, 1/01/2032 ......................     Aaa       AAA            4,562,400
   2,000,000  Los Angeles California Department
              Water & Power,
              5.000%, 7/01/2024 ......................     Aaa       AAA            1,932,120
   3,000,000  Los Angeles California Department
              Water & Power,
              5.125%, 7/01/2041 ......................     Aa3       AA             2,855,940
   2,000,000  Los Angeles Convention & Exhibition
              Center Authority Pre-Refunded
              Certificate of Participation,
              9.000%, 12/01/2020 .....................     Aaa       AAA            2,455,480
   2,750,000  Los Angeles Regional Airport
              Revenue Bond,
              6.350%, 11/01/2025,(d) .................     Baa3      BBB-           2,755,555
   1,000,000  Sacramento Co-generation Authority
              Pre-Refunded Revenue Bond,
              6.500%, 7/01/2021 ......................      --       AAA            1,136,640
   3,000,000  Sacramento Power Authority
              Revenue Bond,
              6.000%, 7/01/2022 ......................      --       BBB-           3,080,790
                                                                               --------------
                                                                                   25,281,215
                                                                               --------------
              COLORADO -- 4.7%
   1,500,000  Denver City & County Airport
              Pre-Refunded Revenue Bond,
              7.500%, 11/15/2012 .....................     A2        AAA            1,621,890
   1,655,000  Denver City & County Airport
              Revenue Bond,
              7.500%, 11/15/2023 .....................     A2        A              1,818,100
   3,960,000  Denver City & County Airport
              Revenue Bond,
              7.750%, 11/15/2021 .....................     A2        A              4,085,770
                                                                               --------------
                                                                                    7,525,760
                                                                               --------------
              FLORIDA-- 3.2%
   3,000,000  Escambia County Pollution Control,
              6.900%, 8/01/2022 ......................     Baa1      BBB            3,128,340
   2,000,000  Florida State Board Of Education
              Capital Outlay,
              5.000%, 6/01/2026 ......................     Aaa       AAA            1,928,180
                                                                               --------------
                                                                                    5,056,520
                                                                               --------------
              GEORGIA-- 3.2%
   5,000,000  Atlanta Water Revenue,
              5.000%, 11/01/2038 .....................     Aaa       AAA            4,679,950
    500,000   Fulton County Water & Sewage Revenue,
              4.750%, 1/01/2028 ......................     Aaa       AAA              461,760
                                                                               --------------
                                                                                    5,141,710
                                                                               --------------
              ILLINOIS -- 5.0%
   2,500,000  Illinois Development Finance
              Authority Pollution Control Revenue Bond,
              7.375%, 7/01/2021 ......................     Baa1      BBB+           2,728,775
  3,000,000  Illinois Educational Facilities
              Authority Revenues,
              5.125%, 7/01/2038 ......................     Aa1       AA        $    2,791,710
   2,250,000  O'Hare International Airport
              Revenue Bond,
              8.200%, 12/01/2024 .....................     Baa3      BBB-           2,487,622
                                                                               --------------
                                                                                    8,008,107
                                                                               --------------
              INDIANA -- 4.3%
   2,000,000  Indiana Transportation Finance
              Authority Highway,
              5.375%, 12/01/2025 .....................     Aa2       AA             2,005,020
   4,500,000  Indianapolis Independent
              Airport Authority Revenue Bond,
              7.100%, 1/15/2017 ......................     Baa2      BBB            4,771,980
                                                                               --------------
                                                                                    6,777,000
                                                                               --------------
              KANSAS -- 0.9%
   1,350,000  Kansas City Utility Systems
              Pre-Refunded Revenue Bond,
              6.375%, 9/01/2023 ......................     Aaa       AAA            1,452,438
                                                                               --------------
              MASSACHUSETTS -- 7.4%
   1,945,000  Massachusetts State Housing
              Finance Agency,
              6.600%, 12/01/2026 .....................     Aa3       AA             2,016,187
   2,500,000  Massachusetts State Housing
              Finance Agency Revenue Bond,
              6.300%, 10/01/2013 .....................     A1        A+             2,594,025
   3,000,000  Massachusetts State Turnpike  Authority,
              5.000%, 1/01/2039 ......................     Aaa       AAA            2,762,910
   5,000,000  Massachusetts State Water
              Resources Authority,
              4.750%, 8/01/2037 ......................     Aaa       AAA            4,457,100
                                                                               --------------
                                                                                   11,830,222
                                                                               --------------
              MINNESOTA -- 1.9%
   3,000,000  Bloomington Minnesota
              Independent School District,
              5.125%, 2/01/2024 ......................     Aaa        --            2,962,350
                                                                               --------------
              MISSISSIPPI -- 3.1%
   2,000,000  Lowndes County Mississippi
              Solid Waste Disposal,
              6.700%, 4/01/2022 ......................     A3        A-             2,215,280
   2,500,000  Lowndes County Mississippi
              Solid Waste Disposal,
              6.800%, 4/01/2022 ......................     A3        A-             2,754,125
                                                                               --------------
                                                                                    4,969,405
                                                                               --------------
              NEW JERSEY -- 3.3%
   5,000,000  New Jersey Economic Development
              Authority Revenue Bond,
              6.625%, 9/15/2012 ......................     Ba2       BB             5,243,200
                                                                               --------------
              NEW YORK-- 10.4%
   3,000,000  New York New York City Transitional,
              4.750%, 5/01/2023 ......................     Aa2       AA+            2,755,170
   4,000,000  New York State Dormitory
              Authority Revenue Bond,
              5.500%, 5/15/2013 ......................     A3        AA-            4,307,040
   2,740,000  New York State Dormitory
              Authority Revenue Bond,
              5.750%, 7/01/2013 ......................     A3        AA-            3,014,603
   3,000,000  New York State Medical Care
              Facilities Finance Agency Pre-Refunded
              Revenue Bond,
              5.250%, 8/15/2014 ......................     A3        AA-            3,046,410
   1,000,000  Onondaga County Industrial
              Development Agency Revenue Bond,
              9.000%, 10/01/2007 .....................      --       A-             1,228,250
   2,000,000  Port Authority of New York &
              New Jersey Special Obligation
              Revenue Bond,
              7.000%, 10/01/2007 .....................      --        --            2,159,680
                                                                               --------------
                                                                                   16,511,153
                                                                               --------------
              OHIO-- 3.1%
   1,650,000  Cincinnati Ohio Water Systems Revenue,
              5.000%, 12/01/2020 .....................     Aa2       AA+            1,611,868
   3,000,000  Cleveland Public Power Systems
              Pre-Refunded Revenue Bond,
              7.000%, 11/15/2024 .....................     Aaa       AAA            3,394,740
                                                                               --------------
                                                                                    5,006,608
                                                                               --------------
              OREGON -- 2.6%
   4,000,000  Western Generation Agency
              Revenue Bond,
              7.400%, 1/01/2016 ......................      --        --            4,200,000
                                                                               --------------
              Pennsylvania -- 13.4%
   2,725,000  Pennsylvania Convention Center
              Revenue Bond,
              6.700%, 9/01/2014 ......................     Baa2      BBB            2,899,482
   2,000,000  Pennsylvania Convention Center
              Revenue Bond,
              6.750%, 9/01/2019 ......................     Baa2      BBB            2,130,460
   3,000,000  Pennsylvania Economic
              Development Financing,
              5.375%, 3/01/2031 ......................     Aa2       AA             2,966,850
   3,000,000  Pennsylvania Economic
              Development Financing Authority
              Revenue Bond,
              6.600%, 1/01/2019 ......................      --       BBB-           3,004,560
   4,000,000  Pennsylvania Economic
              Development Financing Authority
              Revenue Bond,
              7.150%, 12/01/2018 .....................      --       BBB-           4,160,800
   3,000,000  Pennsylvania Economic
              Development Financing Authority
              Revenue Bond,
              7.600%, 12/0a ..........................     Baa3      BBB            3,188,970
   3,125,000  Pennsylvania State Turnpike
              Commission Revenue,
              5.000%, 12/01/2026 .....................     Aaa       AAA            2,999,000
                                                                               --------------
                                                                                   21,350,122
                                                                               --------------
              PUERTO RICO-- 4.7%
   3,000,000  Puerto Rico Commonwealth,
              4.750%, 7/01/2023 ......................     Aaa       AAA            2,865,930
   2,000,000  Puerto Rico Commonwealth
              Infrastructure Financing Authority,
              5.500%, 10/01/2040 .....................     Aaa       AAA            2,061,420
   2,500,000  Puerto Rico Electric Power
              Authority Power,
              5.250%, 7/01/2029 ......................     Aaa       AAA            2,519,325
                                                                               --------------
                                                                                    7,446,675
                                                                               --------------
              TENNESSEE-- 1.6%
  2,500,000   Maury County Industrial
              Development Board Revenue Bond,
              6.500%, 9/01/2024 ......................     A2        A              2,616,375
                                                                               --------------
              TEXAS -- 5.6%
   2,000,000  Alliance Airport Authority
              Revenue Bond,
              6.375%, 4/01/2021 ......................     Baa2      BBB            2,029,780
   1,900,000  Denton County Texas,
              5.125%, 7/15/2026 ......................     Aa2       AA             1,847,750
   3,000,000  Houston Texas Water & Sewer
              Systems Revenue,
              5.250%, 12/01/2023 .....................     Aaa       AAA            2,964,810
   2,000,000  San Antonio Texas Electric
              & Gas Revenue,
              5.750%, 2/01/2017 ......................     a1        AA             2,096,360
                                                                               --------------
                                                                                    8,938,700
                                                                               --------------
              US VIRGIN ISLANDS -- 2.0%
   3,000,000  US Virgin Islands Public Finance
              Authority Pre-Refunded Revenue Bond,
              Series A, 7.250%, 10/01/2018,(d) .......      --       AAA            3,225,000
                                                                               --------------
              WASHINGTON-- 1.7%
   3,000,000  Washington State,
              4.500%, 7/01/2023 ......................     Aaa       AAA            2,672,610
                                                                               --------------
              Total Tax Exempt Obligations
              (Identified Cost $149,430,318) .........                            156,628,331
                                                                               --------------
SHORT TERM INVESTMENT-- 0.1%
     173,000  Repurchase Agreement with
              State Street Bank and Trust Co.
              dated 6/29/2001 at 2.75%
              to be repurchased at $173,040
              on 7/02/2001, collateralized by
              $145,000 U.S. Treasury Bond,
              7.625%, due 11/15/2016
              valued at $181,423 .......................................              173,000
                                                                               --------------
              Total Short Term Investment
              (Identified Cost $173,000) ...............................              173,000
                                                                               --------------
              Total Investments-- 98.4%
              (Identified Cost $149,603,318) (b)                                 156,801,331
              Other assets less liabilities ............................            2,490,312
                                                                               --------------
              Total Net Assets-- 100% ..................................       $  159,291,643
                                                                               ==============
(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2001 the net unrealized appreciation on investments based on cost of $149,603,318 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost ................       $    7,915,862
     Aggregate gross unrealized depreciation for all investments in
     which there is an excess of tax cost over value ...................             (717,849)
                                                                               --------------
     Net unrealized appreciation .......................................       $    7,198,013
                                                                               ==============

     At December 31, 2000, the Fund had a capital loss carryover of approximately $7,173,655 of which $4,332,920 expires on December 31, 2002, $25,731 expires on December 31, 2005 and $2,815,004 expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c)  The ratings shown are believed to be the most recent ratings available at June 30, 2001.
     Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)  Multi- Coupon: Coupon rate is zero or below market for an initial period and then increases to a coupon rate at a specified date and time.
MBIA Municipal Bond Investors Assurance Corp.

                       See accompanying notes to financial statements.

--------------------------------------------------------------------------------
          MASSACHUSETTS TAX FREE INCOME FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001 (Unaudited)

TAX EXEMPT OBLIGATIONS-- 98.5% OF TOTAL NET ASSETS
                                                           RATINGS (c)
                                                        -------------------
   PRINCIPAL                                                       STANDARD
    AMOUNT    DESCRIPTION                                MOODY'S   & POOR'S        VALUE (a)
----------------------------------------------------------------------------------------------
              BOSTON, MASSACHUSETTS WATER AND
              SEWER COMMISSION REVENUE-- 1.0%
$  1,075,000  General Senior Series D,
              5.000%, 11/01/2028 .....................     Aaa       AAA       $    1,024,174
                                                                               --------------
              GUAM AIRPORT AUTHORITY-- 1.6%
   1,500,000  Airport Authority Revenue Bond, Series B,
              6.600%, 10/01/2010 .....................      --       BBB            1,597,380
                                                                               --------------
              MASSACHUSETTS BAY TRANSPORTATION AUTHORITY-- 2.0%
   2,000,000  Assessment Series A,
              5.250%, 7/01/2030 ......................     Aa1       AAA            1,970,700
                                                                               --------------
              METROPOLITAN PIER & Expo, Illinois-- 4.6%
   4,500,000  McCormick Place Expansion Project Series A,
              5.500%, 12/15/2024 .....................     Aaa       AAA            4,556,925
                                                                               --------------
              MASSACHUSETTS EDUCATION LOAN AUTHORITY REVENUE-- 0.7%
    700,000   Educational Loan Revenue Bond,
              Issue D-Series A,
              7.250%, 1/01/2009,
              (AMBAC insured) ........................     Aaa       AAA              713,958
                                                                               --------------
              MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC CO.-- 4.2%
   1,500,000  Wholesale Electric,
              6.750%, 7/01/2008 ......................     Baa2      BBB+           1,564,110
   2,500,000  Wholesale Electric,
              6.750%, 7/01/2011 ......................     Baa2      BBB+           2,598,425
                                                                               --------------
                                                                                    4,162,535
                                                                               --------------
              MASSACHUSETTS STATE-- 4.8%
   4,000,000  State Refunding, Series A,
              6.500%, 11/01/2014,
              (MBIA insured) .........................     Aaa       AAA            4,732,840
                                                                               --------------
              MASSACHUSETTS STATE DEVELOPMENT
              FINANCE AGENCY -- 12.0%
   2,950,000  Concord-Assabet Family Services,
              5.900%, 11/01/2018 .....................     B2         --            1,829,000
   3,000,000  Health Care Facility Alliance,
              7.100%, 7/01/2032 ......................      --        --            2,749,380
   2,000,000  Mount Holyoke College,
              5.250%, 7/01/2031 ......................     Aa3       AA-            1,967,340
   2,500,000  Ogden Haverhill A Rmk,
              6.700%, 12/01/2014 .....................      --       BBB            2,604,350
   2,800,000  Refunding Springfield Resource Recovery-A,
              5.625%, 6/01/2019 ......................     A2         --            2,809,324
                                                                               --------------
                                                                                   11,959,394
                                                                               --------------
              MASSACHUSETTS STATE HEALTH &
              EDUCATION FACILITY AUTHORITY-- 29.1%
   1,500,000  Beverly Hospital Rib,
              8.070%, 6/18/2020,(MBIA insured)(d) ....     Aaa       AAA            1,608,780
   3,000,000  Boston University Rib, Series L,
              10.500%, 10/01/2031, (MBIA insured)(d) .     Aaa       AAA            3,149,580
   1,250,000  Charlton Memorial Hospital, Series B,
              Pre-Refunded,
              7.250%, 7/01/2013 ......................      --       A              1,275,000
   3,000,000  Dana Farber, Series G-1,
              6.250%, 12/01/2022 .....................     A1        A              3,085,710
   1,000,000  Faulkner Hospital, Series C,
              Pre-Refunded,
              6.000%, 7/01/2013 ......................     Baa1       --            1,072,920
   3,000,000  Harvard University, Series N,
              6.250%, 4/01/2020 ......................     Aaa       AAA            3,460,410
   2,000,000  Harvard University, Series W,
              6.000%, 7/01/2035 ......................     Aaa       AAA            2,166,780
   1,400,000  Medical Center of Central Mass.,
              CIass A, Pre-Refunded,
              7.000%, 7/01/2012 ......................     A3        AAA            1,428,000
   1,000,000  New England Baptist Hospital,
              Series B, Pre-Refunded,
              7.300%, 7/01/2011 ......................     Baa1      AAA            1,020,000
   1,000,000  New England Deaconess Hospital,
              Series D, Pre-Refunded,
              6.875%, 4/01/2022, (AMBAC insured) .....     Aaa       AAA            1,050,500
   1,190,000  New England Medical Center,
              Series F, 6.625%, 7/01/2025,
              (FGIC insured) .........................     Aaa       AAA            1,236,719
   6,000,000  Nichols College , Series C,
              6.000%, 10/01/2017 .....................      --       BB+            5,437,500
   2,000,000  Partners Healthcare Systems Series C,
              5.750%, 7/01/2021 ......................     A1        AA-            2,012,940
   1,250,000  Saints Memorial Medical Center, Series A,
              6.000%, 10/01/2023 .....................     Ba2        --              976,925
                                                                               --------------
                                                                                   28,981,764
                                                                               --------------
              MASSACHUSETTS STATE HOUSING
              FINANCE AGENCY -- 7.8%
   1,000,000  Residential Development, Series A,
              6.900%, 11/15/2024, (FNMA collateralized)    Aaa       AAA            1,040,180
   2,500,000  Residential Development, Series E,
              6.250%, 11/15/2012, (FNMA collateralized)    Aaa       AAA            2,608,425
   1,300,000  Residential Development, Series I,
              6.900%, 11/15/2025, (FNMA collateralized)    Aaa       AAA            1,366,378
   2,715,000  Single Family Mortgage, Series 21,
              7.125%, 6/01/2025 ......................     Aa        AA             2,794,251
                                                                               --------------
                                                                                    7,809,234
                                                                               --------------
              MASSACHUSETTS STATE INDUSTRIAL
              FINANCE AGENCY -- 7.4%
   2,000,000  FHA Briscoe House Assisted Living,
              7.125%, 2/01/2036 ......................      --       AAA            2,229,900
   5,000,000  Newton Group Properties LLC Project,
              8.000%, 9/01/2027 ......................      --        --            5,156,000
                                                                               --------------
                                                                                    7,385,900
                                                                               --------------
              MASSACHUSETTS STATE TURNPIKE AUTHORITY-- 3.7%
   5,800,000  Metropolitan Highway System,
              Capital Appreciation, Senior Series C,
              Zero Coupon, 1/01/2016, (MBIA insured) .     Aaa       AAA            2,749,026
   1,000,000  Metropolitan Highway System,
              Subordinated, Series A, 5.000%, 1/01/2039    Aaa       AAA              920,970
                                                                               --------------
                                                                                    3,669,996
                                                                               --------------
              MASSACHUSETTS STATE WATER RESOURCES AUTHORITY-- 5.6%
   1,000,000  General Series A,
              4.750%, 8/01/2027 ......................     Aaa       AAA              914,810
   1,000,000  Refunding General Series B,
              4.500%, 8/01/2022 ......................     Aaa       AAA              893,310
   3,240,000  Series A (FGIC insured),
              6.500%, 7/15/2019 ......................     Aaa       AAA            3,800,131
                                                                               --------------
                                                                                    5,608,251
                                                                               --------------
              NEW ENGLAND EDUCATION LOAN MARKETING-- 3.4%
   3,000,000  Student Loan Revenue Bond, Sub-Issue H,
              6.900%, 11/01/2009 .....................     A3         --            3,399,180
                                                                               --------------
              PUERTO RICO COMMONWEALTH
              AQUEDUCT & SEWER AUTHORITY-- 4.7%
   3,000,000  Aqueduct & Sewer Authority,
              6.250%, 7/01/2013 ......................     Baa1      A              3,455,250
    940,000   Aqueduct & Sewer Authority,
              10.250%, 7/01/2009 .....................     Aaa       AAA            1,184,729
                                                                               --------------
                                                                                    4,639,979
                                                                               --------------
              PUERTO RICO COMMONWEALTH INFRASTRUCTURE-- 2.6%
   2,500,000  Series A,
              5.500%, 10/01/2040 .....................     Aaa       AAA            2,576,775
                                                     -----------
              US VIRGIN ISLANDS-- 3.3%
   3,045,000  Public Finance Authority,
              Pre-Refunded Revenue Bond,
              7.250%, 10/01/2018 .....................      --       AAA            3,273,375
                                                                               --------------
              Total Tax Exempt Obligations
              (Identified Cost $97,189,558) ............................           98,062,360
                                                                               --------------

SHORT TERM INVESTMENT -- 0.1%
     108,000   Repurchase Agreement with
               State Street Bank and Trust Co.
               dated 6/29/2001 at 2.75%
               to be repurchased at $108,025
               on 7/02/2001, collateralized by
               $105,000 U.S. Treasury Bond,
               6.00%, due 8/15/2009
              valued at $111,663 .......................................              108,000
                                                                               --------------
               Total Short Term Investment
              (Identified Cost $108,000) ...............................              108,000
                                                                               --------------
               Total Investments-- 98.6%
              (Identified Cost $97,297,558) (b) ........................           98,170,360
              Other assets less liabilities ............................            1,425,339
                                                                               --------------
              Total Net Assets-- 100% ..................................       $   99,595,699
                                                                               ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2001 the net unrealized appreciation on investments based on cost of $97,297,558 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost ................       $    3,108,412
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value ................           (2,235,610)
                                                                               --------------
     Net unrealized appreciation .......................................       $      872,802
                                                                               ==============


     At December 31, 2000, the Fund had a capital loss carryover of $2,704,754 of which
     $2,588,254 expires on December 31, 2007 and $116,500 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c)  The ratings shown are believed to be the most recent ratings available at June 30,
     2001. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2001. The Fund's advisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies. (d) Inverse floating rate security

Legend of Portfolio Abbreviations:
AMBAC    American Municipal Bond Assurance Corp.
FGIC     Financial Guarantee Insurance Company
FNMA     Federal National Mortgage Association
MBIA     Municipal Bond Investors Assurance Corp.
Rib      Residual interest bond

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

June 30, 2001 (unaudited)

                                                                                                               MASSACHUSETTS
                                                                                MUNICIPAL INCOME              TAX FREE INCOME
                                                                                      FUND                          FUND
                                                                                  ------------                  ------------
ASSETS
   Investments at cost ..................................................         $ 149,603,318                 $  97,297,558
   Net unrealized appreciation (depreciation) ...........................             7,198,013                       872,802
                                                                                  -------------                 -------------
     Investments at value ...............................................           156,801,331                    98,170,360
   Cash .................................................................                   210                        53,208
   Receivable for Fund shares sold ......................................               150,707                        89,150
   Receivable for securities sold .......................................             1,901,833                          --
   Interest receivable ..................................................             2,788,622                     1,635,181
                                                                                  -------------                 -------------
     TOTAL ASSETS .......................................................           161,642,703                    99,947,899
                                                                                  -------------                 -------------
LIABILITIES
   Payable for securities purchased .....................................             1,874,116                          --
   Payable for Fund shares redeemed .....................................                62,749                        18,193
   Dividends payable ....................................................               212,211                       116,839
   Management fees payable ..............................................                59,142                       141,780
   Deferred Trustees' fees ..............................................                59,941                        21,254
   Transfer agent fees payable ..........................................                22,232                        14,595
   Accounting and administrative fees payable ...........................                 5,838                         3,664
   Other accounts payable and accrued expenses ..........................                54,831                        35,875
                                                                                  -------------                 -------------
     TOTAL LIABILITIES ..................................................             2,351,060                       352,200
                                                                                  -------------                 -------------
NET ASSETS ..............................................................         $ 159,291,643                 $  99,595,699
                                                                                  =============                 =============
NET ASSETS CONSIST OF:
   Paid in capital ......................................................         $ 157,921,359                 $ 102,013,729
   Undistributed (overdistributed) net investment income ................                94,166                        42,943
   Accumulated net realized gain (loss) on investments ..................            (5,921,895)                   (3,333,775)
   Net unrealized appreciation (depreciation) of investments ............             7,198,013                       872,802
                                                                                  -------------                 -------------
NET ASSETS ..............................................................         $ 159,291,643                 $  99,595,699
                                                                                  =============                 =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets .........................................................         $ 144,451,910                 $  91,085,623
                                                                                  =============                 =============
     Shares of beneficial interest ......................................            19,579,485                     5,737,104
                                                                                  -------------                 -------------
     Net asset value and redemption price per share .....................         $        7.38                 $       15.88
                                                                                  =============                 =============
     Offering price per share ...........................................         $        7.73                 $       16.58
                                                                                  =============                 =============
   CLASS B SHARES: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets .........................................................         $  14,839,733                 $   8,510,076
                                                                                  =============                 =============
     Shares of beneficial interest ......................................             2,011,067                       537,215
                                                                                  =============                 =============
     Net asset value and offering price per share .......................         $        7.38                 $       15.84
                                                                                  =============                 =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Period Ended June 30, 2001 (unaudited)

                                                                                                               MASSACHUSETTS
                                                                                MUNICIPAL INCOME              TAX FREE INCOME
                                                                                      FUND                          FUND
                                                                                  ------------                  ------------
INVESTMENT INCOME
   Interest .............................................................         $   4,710,503                 $   3,056,956
                                                                                  -------------                 -------------
   Expenses
     Management fees ....................................................               353,915                       296,838
     Service and distribution fees - Class  A ...........................               176,333                       158,283
     Service and distribution fees - Class  B ...........................                73,143                        42,745
     Trustees' fees and expenses ........................................                 7,271                         5,684
     Accounting and administrative ......................................                33,747                        21,456
     Custodian ..........................................................                44,182                        39,077
     Transfer agent .....................................................               129,049                        84,797
     Audit and tax services .............................................                16,630                        13,363
     Legal ..............................................................                 4,330                         2,669
     Printing ...........................................................                21,046                        10,787
     Registration .......................................................                10,598                         4,970
     Miscellaneous ......................................................                 2,417                         3,753
                                                                                  -------------                 -------------
   Total expenses before reductions .....................................               872,661                       684,422
     Less waiver/reimbursement ..........................................                  --                         (29,568)
                                                                                  -------------                 -------------

   Net expenses .........................................................               872,661                       654,854
                                                                                  -------------                 -------------
   Net investment income (loss) .........................................             3,837,842                     2,402,102
                                                                                  -------------                 -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
   Realized gain (loss) on:
     Investments - net ..................................................             2,654,661                       114,407
     Futures contracts - net ............................................              (123,938)                       (7,281)
   Change in unrealized appreciation (depreciation) of investments - net             (2,733,362)                   (1,284,213)
                                                                                  -------------                 -------------
   Net realized and unrealized gain (loss) on investments and
      futures contracts .................................................              (202,639)                   (1,177,087)
                                                                                  -------------                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........         $   3,635,203                 $   1,225,015
                                                                                  =============                 =============

                See accompanying notes to financial statemsnts.

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                        MASSACHUSETTS
                                                              MUNICIPAL INCOME                         TAX FREE INCOME
                                                                   FUND                                     FUND
                                                    -----------------------------------      -----------------------------------
                                                    SIX MONTHS ENDED       YEAR ENDED        SIX MONTHS ENDED        YEAR ENDED
                                                     JUNE 30, 2001         DECEMBER 31,        JUNE 30, 2001        DECEMBER 31,
                                                      (UNAUDITED)             2000              (UNAUDITED)             2000
                                                     -------------        -------------      ----------------       -------------
FROM OPERATIONS
   Net investment income .......................     $   3,837,842        $   8,438,809        $   2,402,102        $   5,167,160
   Net realized gain (loss) on investments and
     futures contracts .........................         2,530,723              819,863              107,126              509,203
   Net change in unrealized appreciation
     (depreciation) of investments and
     futures contracts .........................        (2,733,362)           3,914,616           (1,284,213)           3,074,461
                                                     -------------        -------------        -------------        -------------
Increase (decrease) in net assets resulting
     from operations ...........................         3,635,203           13,173,288            1,225,015            8,750,824
                                                     -------------        -------------        -------------        -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...................................        (3,530,377)          (7,750,121)          (2,218,736)          (4,741,935)
     Class B ...................................          (310,935)            (680,002)            (182,031)            (386,686)
                                                     -------------        -------------        -------------        -------------
                                                        (3,841,312)          (8,430,123)          (2,400,767)          (5,128,621)
                                                     -------------        -------------        -------------        -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .....         2,438,904          (16,157,951)             271,558           (9,266,215)
                                                     -------------        -------------        -------------        -------------
Total increase (decrease) in net assets ........         2,232,795          (11,414,786)            (904,194)          (5,644,012)
NET ASSETS
   Beginning of the period .....................       157,058,848          168,473,634          100,499,893          106,143,905
                                                     -------------        -------------        -------------        -------------
   End of the period ...........................     $ 159,291,643        $ 157,058,848        $  99,595,699        $ 100,499,893
                                                     =============        =============        =============        =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME ...........................     $      94,166        $      97,636        $      42,943        $      41,608
                                                     =============        =============        =============        =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS:                      LESS DISTRIBUTIONS:
                         ------------------------------------------------  ---------------------------------------------------------
                                                                                                                DISTRI-
                                                      NET                                            DISTRI-    BUTIONS
                          NET ASSET               REALIZED AND                          DIVIDENDS    BUTIONS   IN EXCESS
                            VALUE,        NET      UNREALIZED               DIVIDENDS   IN EXCESS    FROM NET   OF NET
                          BEGINNING   INVESTMENT      GAIN     TOTAL FROM   FROM NET     OF NET      REALIZED  REALIZED     TOTAL
                              OF        INCOME     (LOSS) ON   INVESTMENT  INVESTMENT   INVESTMENT   CAPITAL    CAPITAL     DISTRI-
                          THE PERIOD    (LOSS)     INVESTMENTS OPERATIONS    INCOME       INCOME      GAINS      GAINS      BUTIONS
                          ---------  -----------   ----------  ----------  -----------  ----------  ---------  ----------  ---------
MUNICIPAL INCOME FUND
    CLASS A
      2001 (f)              $ 7.39       $0.19       $(0.01)      $0.18      $(0.19)     $  --       $  --      $  --       $(0.19)
      2000                    7.17        0.40         0.21        0.61       (0.39)        --          --         --        (0.39)
      1999                    7.76        0.39        (0.59)      (0.20)      (0.39)        --          --         --        (0.39)
      1998                    7.75        0.39         0.01        0.40       (0.39)        --          --         --        (0.39)
      1997                    7.53        0.40         0.23        0.63       (0.41)        --          --         --        (0.41)
      1996                    7.60        0.41        (0.07)       0.34       (0.41)        --          --         --        (0.41)
    CLASS B
      2001 (f)                7.39        0.16        (0.01)       0.15       (0.16)        --          --         --        (0.16)
      2000                    7.17        0.35         0.21        0.56       (0.34)        --          --         --        (0.34)
      1999                    7.76        0.33        (0.59)      (0.26)      (0.33)        --          --         --        (0.33)
      1998                    7.75        0.33         0.01        0.34       (0.33)        --          --         --        (0.33)
      1997                    7.53        0.34         0.23        0.57       (0.35)        --          --         --        (0.35)
      1996                    7.60        0.35        (0.07)       0.28       (0.35)        --          --         --        (0.35)

MASSACHUSETTS TAX FREE INCOME FUND
    CLASS A
      2001 (f)              $16.06       $0.39       $(0.18)      $0.21      $(0.39)     $  --       $  --      $  --       $(0.39)
      2000                   15.48        0.82         0.57        1.39       (0.81)        --          --         --        (0.81)
      1999                   17.02        0.82        (1.50)      (0.68)      (0.83)       (0.03)       --         0.00(e)   (0.86)
      1998                   17.13        0.86        (0.04)       0.82       (0.85)       (0.08)       --         --        (0.93)
      1997                   16.50        0.86         0.63        1.49       (0.86)        --          --         --        (0.86)
      1996                   16.85        0.87        (0.35)       0.52       (0.87)        --          --         --        (0.87)
    CLASS B
      2001 (f)               16.03        0.34        (0.19)       0.15       (0.34)        --          --         --        (0.34)
      2000                   15.45        0.71         0.58        1.29       (0.71)        --          --         --        (0.71)
      1999                   16.98        0.71        (1.49)      (0.78)      (0.72)       (0.03)       --         0.00(e)   (0.75)
      1998                   17.09        0.74        (0.03)       0.71       (0.74)       (0.08)       --         --        (0.82)
      1997                   16.47        0.76         0.62        1.38       (0.76)        --          --         --        (0.76)
      1996                   16.82        0.75        (0.34)       0.41       (0.76)        --          --         --        (0.76)

(a)  A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in in total return calculations. Periods less than one year are not annualized.

(b)  Computed on an annualized basis for periods less than one year.
(c)  The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(d)  Had certain expenses not been reduced during the period, total returns would have been lower.
(e)  Amount rounds to less than $0.01 per share.
(f)  For the six months ended June 30, 2001 (unaudited). As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on debt securities.
     For Municipal Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.97% to 5.01% for Class A and 4.22% to 4.26% for Class B.

                                         See accompanying notes to financial statements.

                          RATIOS TO AVERAGE NET ASSETS:
                          -----------------------------

    NET ASSET                   NET ASSETS,
     VALUE,         TOTAL         END OF                      NET INVESTMENT   PORTFOLIO
     END OF         RETURN      THE PERIOD        EXPENSES       INCOME         TURNOVER
   THE PERIOD       (%) (a)        (000)           (%) (b)       (%) (b)        RATE (%)
   ----------      ---------    -----------       ---------   --------------    ----------
     $ 7.38           2.4        $144,452            1.05          5.01            59
       7.39           8.8         142,539            0.93          5.39           156
       7.17          (2.8)        152,829            0.93          5.13           137
       7.76           5.3         172,643            0.93          5.03            26
       7.75           8.6         177,099            0.93          5.19            14
       7.53           4.6         180,983            0.92          5.46            24

       7.38           2.0          14,840            1.80          4.26            59
       7.39           8.0          14,520            1.70          4.64           156
       7.17          (3.5)         15,644            1.68          4.38           137
       7.76           4.5          15,878            1.68          4.28            26
       7.75           7.8          13,356            1.68          4.44            14
       7.53           3.9          12,568            1.67          4.71            24




     $15.88           1.3(d)    $  91,086            1.27(c)       4.91            39
      16.06           9.3(d)       91,785            1.13(c)       5.24            68
      15.48          (4.1)(d)      97,270            1.00(c)       5.02            73
      17.02           4.9(d)      113,910            1.00(c)       4.93           125
      17.13           9.3(d)      113,869            1.00(c)       5.17           132
      16.50           3.2(d)      112,934            0.90(c)       5.31           140

      15.84           0.9(d)        8,510            1.92(c)       4.26            39
      16.03           8.6(d)        8,715            1.78(c)       4.59            68
      15.45          (4.7)(d)       8,874            1.65(c)       4.37            73
      16.98           4.2(d)        9,026            1.65(c)       4.28           125
      17.09           8.6(d)        7,399            1.65(c)       4.52           132
      16.47           2.6(d)        7,442            1.55(c)       4.66           140

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001
(unaudited)

1. ORGANIZATION. CDC Nvest Funds Trust I, formerly Nvest Funds Trust I, and CDC Nvest Funds Trust II, formerly Nvest Funds Trust II, (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the tax free income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
------------------------
CDC Nvest Municipal Income Fund (the "Municipal Income Fund"), formerly Nvest Municipal Income Fund

CDC Nvest Funds Trust II:
-------------------------
CDC Nvest Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund"), formerly Nvest Massachusetts Tax Free Income Fund

Each Fund offers Class A and Class B shares. Class A shares of Municipal Income Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997).

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. OPTIONS. Each Fund may use options to hedge against changes in the values of securities the Funds own or expect to purchase. Writing puts and buying calls tends to increase a Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge a Fund's investments, the potential risk to the Fund is that the change in the value of option contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by the dealers.

D. INTEREST RATE FUTURES CONTRACTS. Each Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Funds own or expect to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Trusts treat each Fund as a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of market discount. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For the period ended June 30, 2001, purchases and sales of securities (excluding short-term investments) were as follows:


   Fund                                  Purchases                   Sales
   ----                                  ---------                   -----
Municipal Income Fund                    $91,752,773              $90,763,109
Massachusetts Tax Free Income Fund        37,855,464               37,612,676

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                      Percentage of Average Daily Net Assets
                                      ---------------------------------------
                                          First                      Over
   Fund                               $100 million               $100 million
   ----                               ------------               ------------
Municipal Income Fund                    0.500%                     0.375%
Massachusetts Tax Free Income Fund       0.600%                     0.500%

For the period ended June 30, 2001, the management fees and waivers for each Fund were as follows:

                                         Gross        Waiver of          Net         Percentage of Average
                                      Management     Management      Management      Daily Net       Assets
   Fund                                   Fee            Fee             Fee          Gross            Net
  ----                                ----------      ---------      ---------       ---------       -----
Municipal Income Fund                  $ 353,915      $      --      $ 353,915         0.45%         0.45%
Massachusetts Tax Free Income Fund       296,838        29,568        267,270          0.60%         0.54%


CDC IXIS Advisers has entered into a subadviser agreement for each Fund with Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. Prior to June, 2001, each Fund was subadvised by Back Bay Advisors, L.P. ("Back Bay"). CDC IXIS Advisers, Loomis Sayles and Back Bay are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds. Pursuant to an agreement among the Trusts, CDC Nvest Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

                  (1) Percentage of Eligible Average Daily Net Assets
                      -----------------------------------------------
                         First             Next                Over
                      $5 billion        $5 billion          $10 billion
                        0.0350%          0.0325%              0.0300%
                  or
                  (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

 For the period ended June 30, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                                   Accounting
                                      And             Percentage of Average
  Fund                           Administrative          Daily Net Assets
-----                            --------------       ---------------------
Municipal Income Fund               $33,747                   0.043%
Massachusetts Tax Free Income Fund   21,456                   0.043%

C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A and Class B shareholders pay service fees monthly representing the higher amount based on the following calculations:

                     (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                         First            Next              Over
                     $1.2 billion    Next $5 billion    $6.2 billion
                     ------------    ---------------    ------------
                        0.142%           0.135%            0.130%

                     Each Class of shares is subject to an annual class minimum of $18,000.
                     or
                     (2) An allocated portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

In addition, pursuant to other servicing agreements, shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the period ended June 30, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                   Transfer Agent    Percentage of Average
   Fund                                  Fee           Daily Net Assets
  ----                             --------------    ---------------------
Municipal Income Fund                 $113,616              0.146%
Massachusetts Tax Free Income Fund      75,156              0.152%

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to each Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.
Also under the Class A Plan, Massachusetts Tax Free Income Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale the Fund's Class A shares.

Under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts.

Also under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B shares.

For the period ended June 30, 2001, the Funds paid the following service and distribution fees:

                                           Service Fee       Distribution Fee
                                      ------------------    -------------------
                                        Class A  Class B     Class A    Class B
                                        -------  -------     -------    -------
Municipal Income Fund                 $176,333   $18,286     $   --     $54,857
Massachusetts Tax Free Income Fund     113,059    10,686      45,224     32,059

Prior to September 13, 1993, for Municipal Income Fund, to the extent that reimburseable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2000 were $1,700,600.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the period ended June 30, 2001 were as follows:

Fund
Municipal Income Fund                   $  67,199
Massachusetts Tax Free Income Fund         45,499

E. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Funds or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                       SIX MONTHS ENDED              YEAR ENDED
                                                                         JUNE 30, 2001            DECEMBER 31, 2000
                                                               ----------------------------    ----------------------------
MUNICIPAL INCOME FUND                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                               ------------    ------------    ------------    ------------
CLASS A
  Shares sold ..............................................      1,103,616    $  8,144,479         914,212    $  6,619,134
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................        323,812       2,390,205         730,138       5,295,697
                                                               ------------    ------------    ------------    ------------
                                                                  1,427,428      10,534,684       1,644,350      11,914,831
  Shares repurchased .......................................     (1,140,615)     (8,440,801)     (3,677,160)    (26,511,156)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) ....................................        286,813    $  2,093,883      (2,032,810)   $(14,596,325)
                                                               ------------    ------------    ------------    ------------
CLASS B
  Shares sold ..............................................        181,663    $  1,346,350         287,955    $  2,090,539
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................         23,243         171,587          50,401         365,704
                                                               ------------    ------------    ------------    ------------
                                                                    204,906       1,517,937         338,356       2,456,243
  Shares repurchased .......................................       (158,753)     (1,172,916)       (556,033)     (4,017,869)
                                                               ------------    ------------    ------------    ------------
  Net increase (decrease) ..................................         46,153    $    345,021        (217,677)   $ (1,561,626)
                                                               ------------    ------------    ------------    ------------
Increase (decrease) derived from capital shares transactions        332,966    $  2,438,904      (2,250,487)   $(16,157,951)
                                                               ============    ============    ============    ============


                                                                        SIX MONTHS ENDED              YEAR ENDED
                                                                         JUNE 30, 2001            DECEMBER 31, 2000
                                                               ----------------------------    ----------------------------
MASSACHUSETTS TAX FREE INCOME FUND                                SHARES          AMOUNT          SHARES          AMOUNT
                                                               ------------    ------------    ------------    ------------
CLASS A
  Shares sold ..............................................        276,054    $  4,396,536         408,646    $  6,382,632
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................         99,164       1,579,783         217,950       3,409,985
                                                               ------------    ------------    ------------    ------------
                                                                    375,218       5,976,319         626,596       9,792,617
  Shares repurchased .......................................       (352,152)     (5,601,160)     (1,195,990)    (18,590,931)
                                                               ------------    ------------    ------------    ------------
  Net increase (decrease) ..................................         23,066    $    375,159        (569,394)   $ (8,798,314)
                                                               ------------    ------------    ------------    ------------
Class B
                                                                                                               ------------
  Shares sold ..............................................         38,537    $    615,659          79,931    $  1,248,728
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................          6,370         101,240          15,136         236,083
                                                               ------------    ------------    ------------    ------------
                                                                     44,907         716,899          95,067       1,484,811
  Shares repurchased .......................................        (51,478)       (820,500)       (125,688)     (1,952,712)
                                                               ------------    ------------    ------------    ------------
  Net increase (decrease) ..................................         (6,571)   $   (103,601)        (30,621)   $   (467,901)
                                                               ------------    ------------    ------------    ------------
  Increase (decrease) derived from capital shares transactions       16,495    $    271,558        (600,015)   $ (9,266,215)
                                                               ============    ============    ============    ============

6. CONTINGENT EXPENSE OBLIGATION. CDC IXIS Advisers has given a binding undertaking to Massachusetts Tax Free Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until May 1, 2002 and will be reevaluated on an annual basis.

If in the year following a deferral or reimbursement of expenses the actual operating expenses of the Fund are less than its expense limit, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At June 30, 2001, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:
                                       Expense Limit
                                      as a Percentage            Cumulative
                                      of Average Daily        Expenses Waived
                                        Net Assets             or Reimbursed
                                     -------------------           Subject
                                     Class A     Class B      to Future Payment
                                     -------     -------      -----------------
Massachusetts Tax Free Income Fund    1.40%       2.05%           $286,390

Prior to May 1, 2001, expenses were limited to the annual rates of 1.20% and 1.85% of the average net assets of the Fund's Class A and Class B shares, respectively.

7. CONCENTRATION OF CREDIT. At June 30, 2001, the Municipal Income Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Pollution Control 17.6%, Utilities 13.3% and Airports 12.3%. The Fund also had more than 10% of its net assets invested in :
California 15.9%, Pennsylvania 13.4% and New York 10.4%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

The Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At June 30, 2001, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets:
Education 20.4%, Utilities 15.5%, Industrial Development 15.4% and Health Care 12.8%. The Fund had investments in securities of issuers insured by Municipal Bond Investors Assurance Corporation (MBIA) which aggregated 12.3% of its net assets at June 30, 2001.

8. CHANGE IN ACCOUNTING PRINCIPLE. As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on debt securities. Prior to January 1, 2001, the Funds did not amortize discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a $396,338 increase in cost of securities and a corresponding $396,338 decrease in net unrealized appreciation (depreciation) for Municipal Income Fund and a $15,534 increase in cost of securities and a corresponding $ 15,534 decrease in net unrealized appreciation (depreciation) for Massachusetts Tax Free Income Fund, based on securities held by the Funds on January 1, 2001.

The effect of this change for the period ended June 30, 2001, for Municipal Income Fund, was to increase net investment income by $35, 447: increase net unrealized appreciation (depreciation) by $18,687, increase net realized gains (losses) by $54,134. The effect of this change, for Massachusetts Tax Free Income Fund, was to increase net investment income by $1,336: increase net unrealized appreciation (depreciation) by $4,727, increase net realized gains (losses) by $6,063. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

                                           FIVE GOOD REASONS TO INVEST REGULARLY
--------------------------------------------------------------------------------

1.  It's an easy way to build assets.
2.  It's convenient and effortless.
3.  It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.  It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $100 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

MONTHLY INVESTMENT   $    100.00           $     200.00             $     500.00
------------------   -----------           -  ---------             -  ---------
 5 YEARS             $  7,496.67           $  14,993.34             $  37,483.35
10 YEARS             $ 18,516.57           $  37,033.14             $  92,582.84
15 YEARS             $ 34,934.52           $  69,869.03             $ 174,672.58
20 YEARS             $ 59,394.72           $ 118,789.45             $ 296,973.62
25 YEARS             $ 95,836.66           $ 191,673.33             $ 479,183.32

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

Please call CDC Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------
                             SAVING FOR RETIREMENT
--------------------------------------------------------------------------------

                                        AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------
With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    TWO HYPOTHETICAL INVESTMENTS

                            Investor A: 0 - $214,295
                            Investor B: 0 - $157,909

Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on CDC Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

CDC Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or CDC Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.#CDC Nvest AEW Real Estate Fund

--------------------------------------------------------------------------------
                                CDC NVEST FUNDS
--------------------------------------------------------------------------------

                            CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                            CDC Nvest Bullseye Fund
                         CDC Nvest Capital Growth Fund
            CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                              CDC Nvest Growth Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                             CDC Nvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                         CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                         CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                    CDC Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                              Kobrick Growth Fund

    *Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

--------------------------------------------------------------------------------
                              INVESETMENT MANAGERS

  AEW Management and Advisors                    Montgomery Asset Management
   Capital Growth Management                    Reich & Tang Asset Management
Harris Associates/Oakmark Funds                    RS Investment Management
        Jurika & Voyles                          Vaughan, Nelson, Scarborough
    Loomis, Sayles & Company                             & McCullough
        Mercury Advisors                         Westpeak Investment Advisors

--------------------------------------------------------------------------------

For current fund performance, ask your financial representative, access the CDC
    Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

[logo] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Management Distributors

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   P.O. Box 8551                                        PRESORT STANDARD
                                                          U.S. POSTAGE
Boston, Massachusetts                                         PAID
                                                          BROCKTON, MA
     02266-8551                                          PERMIT NO. 770
---------------------                                   ----------------

www.cdcnvestfunds.com

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                                                                      TF58-0601